Segment Reporting (Details)	6 Months Ended
Mar. 31, 2025 Segment
Segment Reporting [Abstract]
Description of CODM	The Group’s CODM, chief executive officer, measures the performance of each segment based on metrics of revenue, significant expenses and profit before taxes from operations and uses these results to evaluate the performance of, and to allocate resources to each of the segments. As most of the Group’s long-lived assets are located in the PRC and most of the Group’s revenues are derived from the PRC, no geographical information is presented. The Group does not allocate assets to its segments as the CODM does not evaluate the performance of segments using asset information.
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	chief executive officer
Number of segments	3